SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 26, 2001

               Residential Asset Securities Corporation (as company under a Pooling and Servicing Agreement dated as of September 1, 2001 providing for, inter alia, the issuance of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2001-KS3)

                    Residential Asset Securities Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware               333-52088              75-2006294
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      (STATE OR OTHER           (COMMISSION          (I.R.S. EMPLOYER
      JURISDICTION OF           FILE NUMBER)       IDENTIFICATION NO.)
       INCORPORATION)


     8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN   55437
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



    Registrant's telephone number, including area code (612) 832-7000



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         EXHIBIT INDEX LOCATED ON PAGE 2



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               Items 1 through 6 and Item 8 are not  included  because  they are not applicable.

      Item 7.Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                               Sequentially
                                                                   Numbered
Exhibit                                                             Exhibit
Number                                                                 Page

10.1 Pooling and Servicing Agreement, dated as of September 1, 2001 among Residential Asset Securities Corporation, as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET SECURITIES CORPORATION



                              By: /s/ Julie Steinhagen
                                  Name: Julie Steinhagen
                                  Title:   Vice President







 Dated: September 26, 2001







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                                  EXHIBIT 10.1

                         POOLING AND SERVICING AGREEMENT



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